John Hancock Funds II

Supplement dated April 17, 2015 to the current Prospectus

Asia Pacific Total Return Bond Fund (the fund)

The following information supplements and supersedes any information to the contrary regarding the fund contained in the Prospectus.

The information under the heading “Dividends” in “Dividends and account policies” is revised and restated in its entirety as follows:

Dividends.

The fund typically declares and pays dividends at least annually. Capital gains, if any, are distributed annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives your investment and continue through the day your shares are actually sold.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated April 17, 2015 to the current Prospectus

Asia Pacific Total Return Bond Fund (the fund)

The fund typically declares and pays dividends at least annually. The following information supplements and supersedes any information to the contrary regarding the fund contained in the Prospectus.

The information under the heading “Dividends” in “Dividends and account policies” is revised and restated in its entirety as follows:

Dividends. Except as noted below, the funds typically declare and pay dividends annually and capital gains, if any, at least annually. However, the following funds pay dividends quarterly: Active Bond Fund, Core Bond Fund, High Yield Fund, Investment Quality Bond Fund, Real Return Bond Fund, Short Term Government Income Fund, Spectrum Income Fund, Total Return Fund, and U.S. High Yield Bond Fund; and the following funds declare dividends daily and pay them monthly: Emerging Markets Debt Fund, Floating Rate Income Fund, Income Fund, and Strategic Income Opportunities Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.